                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) June 29, 2004

                            ORBIT BRANDS CORPORATION

             (Exact name of registrant as specified in its charter)
                           Commission File No. 0-24812

          Delaware                                        56-1781650
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

             1990 South Bundy Drive, Suite 650, Los Angles, CA 90025
                    (Address of principal executive offices)

                                 (310) 740-6870
                           (Issuer's telephone number)

                   __________________________________________
          (Former name or former address, if changed since last report)

________________________________________________________________________________

Item 3. Bankruptcy or Receivership
ORBIT BRANDS CORPORATION announced today that on Friday, June 25, 2004, several of its creditors filed an Involuntary Chapter 11 Petition against the Company with the objective of reorganizing the Company in the United States Bankruptcy
Court for the Central District of California, in Los Angeles, California. The
petition may be viewed via case number LA04-24171ES in the records of the court stated above.

        In accordance with the Exchange Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated:

      Signature                  Title                        Date
/s/ Joseph R. Cellura    Chairman of the Board of        June 20th, 2004
                         Directors and Chief Executive
                         Officer

/s/ Frederick J. Alger  Chief Financial                  June 20th, 2004
                        Officer